SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

October 26, 2012

(Date of earliest event reported)

DIGERATI TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

3463 Magic Drive, Suite 202 San Antonio, Texas 78229

(Address of principal executive offices, including ZIP Code)

(210) 614-7240

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

1.	i. Digerati Technologies, Inc., a Nevada corporation ("Registrant") primary accountant, Malone & Bailey, PC, was dismissed by the Registrant on October 23, 2012.

ii. No reports on the financial statements prepared by Malone & Bailey, PC over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for concerns about the Company's ability to continue as a going concern.

iii. The decision to change accountants was, recommended and approved by the Board of Directors, on October 23, 2012.

iv. During the registrant's two most recent fiscal years, and the subsequent interim period through October 23, 2012 (the date of dismissal), there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC would have caused it to make reference to the subject matter of the disagreements in connection with its report.

2.	i. The registrant retained the services of the accounting firm of LBB & Associates Ltd., LLP on October 23, 2012 as their principal accountant.

ii. During the Registrant's fiscal years ended July 31, 2010 and 2011, and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

iii. During the Registrant's fiscal years ended July 31, 2010 and 2011, and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

iv. During the two most recent fiscal years and the subsequent interim period through October 23, 2012 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-X) during the Registrant's fiscal years ended July 31, 2010 and 2011, and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased.

3.	The Registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Malone & Bailey, PC and requested that they furnish the Registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter is attached as an exhibit.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16 - Letter re change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012

Digerati Technologies, Inc.

By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.
Sr. VP of Finance &
Corporate Controller